SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): September 5, 2003



                   Universal Stainless & Alloy Products, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                    000-25032               25-1724540
  ----------------------------         ------------         -------------------
  (State or other jurisdiction         (Commission          (IRS Employer
   of incorporation)                   File Number)         Identification No.)



            600 Mayer Street, Bridgeville, Pennsylvania           15017
            -------------------------------------------         ----------
              (Address of principal executive offices)          (Zip code)



       Registrant's telephone number, including area code: (412) 257-7600

Item 4.  Changes in Registrant's Certifying Accountant.

(a)  Previous independent accountants.

          (i)   On    September    5,    2003,    the    Registrant    dismissed
     PricewaterhouseCoopers LLP as the independent accountants of Universal Stainless & Alloy Products, Inc. (the "Registrant"). PricewaterhouseCoopers LLP will continue as the independent accountants for the Registrant's Employee Stock Purchase Plan until the Annual Report on Form 11-K for the year ended June 30, 2003 is filed.

          (ii) The reports of PricewaterhouseCoopers LLP on the financial statements of the Registrant for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          (iii) The decision to change accountants was recommended and approved by the Audit Committee of the Registrant with the concurrence of the Board of Directors and management.

          (iv) In connection with its audits for the two most recent fiscal years and through September 5, 2003, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

          (v) During the two most recent fiscal years and through September 5, 2003, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

          (vi) The Registrant provided PricewaterhouseCoopers LLP with a copy of this Current Report on Form 8-K no later than the date this report was filed with the Securities and Exchange Commission and has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed herein as Exhibit 16.1 to this Current Report on Form 8-K.

(b)  New independent accountants.

     Effective on September 5, 2003, the Registrant engaged Schneider Downs & Co., Inc. as its new independent accountants. Prior to its appointment as independent accountants, Schneider Downs & Co., Inc. had not been consulted by the Registrant on any of the matters referenced in Regulation S-K Item 304 (a)
(2).

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of business acquired. Not applicable.

(b)  Proforma financial information. Not applicable.

(c)  Exhibits.

     16.1 Letter of PricewaterhouseCoopers LLP as to change in certifying accountant.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.

                                   By: /s/ Richard M. Ubinger
                                       -------------------------------------
                                       Vice President of Finance,
                                       Chief Financial Officer and Treasurer


Dated:  September 10, 2003